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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):   JANUARY 23, 2003



                            PRINTCAFE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)





          DELAWARE                  0-49710              25-1854929
(State or other jurisdiction      (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)



          FORTY 24TH STREET
       PITTSBURGH, PENNSYLVANIA                              15222
(Address of principal executive offices)                   (Zip code)



Registrant's telephone number, including area code:  (412) 445-1141



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ITEM 5.  OTHER EVENTS.

         On January 23, 2003, Printcafe Software, Inc., a Delaware corporation ("Printcafe"), issued a press release announcing the establishment of a special committee of the Board of Directors, the receipt of an unsolicited offer to purchase Printcafe's outstanding shares, and the appointment of Marc D. Olin as Chairman of the Board. A copy of the press release in substantially the form released is filed herewith and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

           Exhibit No.                      Description
           -----------                      -----------

           99.1        Press Release of the registrant, dated January 23, 2003.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            PRINTCAFE SOFTWARE, INC.


Date:  January 23, 2003                     By:      /s/ Marc. D. Olin
                                               --------------------------------
                                                     Marc D. Olin
                                                     Chief Executive Officer


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                                  EXHIBIT INDEX

      Exhibit No.  Description
      -----------  -----------

          99.1     Press Release of the registrant, dated January 23, 2003.